SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 30, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter) (Originator of the Wachovia Credit Card Master Trust)

     United States                 33-95714             22-2716130
     United States                 33-99442-01          22-2716130
     -------------                 -----------          ----------
     (State or other               (Commission          (I.R.S. Employer
     Jurisdiction of               File Number)         Identification No.)
     Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

Item 5.  Other Events
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

    (c)  Exhibits
    28.1  Series 1995-1 Monthly Servicing Certificate - April 30, 1999
    28.2  Monthly Series 1995-1 Certificateholders' Statement - April 30, 1999
    28.3  Series 1999-1 Monthly Servicing Certificate - April 30, 1999
    28.4  Monthly Series 1999-1 Certificateholders' Statement - April 30, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



   Dated: May 19, 1999                               By:  Donald K. Truslow
                                                     Title:  Comptroller

                                INDEX TO EXHIBITS

                                                                                     Sequentially
 Exhibit                                                                               Numbered
 Number                                  Exhibit                                       Pages
 ------                                  -------                                       -----

  28.1      Series 1995-1 Monthly Servicing Certificate - April 30, 1999                1-7
  28.2      Monthly Series 1995-1 Certificateholders' Statement - April 30, 1999        1-10
  28.3      Series 1999-1 Monthly Servicing Certificate - April 30, 1999                1-7
  28.4      Monthly Series 1999-1 Certificateholders' Statement - April 30, 1999        1-10

                              WACHOVIA CORPORATION
                        WACHOVIA CREDIT CARD MASTER TRUST
                                  SERIES 1995-1
                          MONTHLY SERVICING CERTIFICATE


Pursuant to the Pooling and Servicing Agreement, dated as of Oct. 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


       Monthly Period:                                                  4/30/99
       Transfer Date                                                    5/14/99
       Distribution Date:                                               5/17/99
       Period                                                                42
            (Revolving =  0-48,
            Controlled Accumulation = 49-60)
       Julian Days in Current Period                                         32
       Current LIBOR Rate                                              4.92625%
       Coupon Period                                           4/15/99 -5/16/99

-------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETERS



Class A Initial Invested Amount                                                             $446,250,000.00
Class B Initial Invested Amount                                                              $26,250,000.00
Class C Initial Invested Amount                                                              $27,500,000.00
                                                                                ----------------------------
Total Initial Invested Amount                                                               $500,000,000.00

Cash Collateral Amount                                                                       $10,000,000.00
Prior Month Credit Enhancer's Portion of CCA                                                          $0.00
Prior Month Wachovia's Portion of CCA and Spread Account                                     $10,000,000.00
Increase(Decrease) in Wachovia's Portion of CCA and Spread Account                                    $0.00
Current Month Credit Enhancer's Portion of CCA                                                        $0.00
Excess Cash Over the Required Cash Collateral Amount                                                  $0.00
                                                                                ----------------------------
Amount on Deposit In Spread Account                                                                   $0.00

Class A Certificate Rate                           4/15/99 -5/16/99                                5.09625%
Class B Certificate Rate                           4/15/99 -5/16/99                                5.20125%
Class C Certificate Rate                           4/15/99 -5/16/99                                5.32625%
Class C Certificate Rate                           4/15/99 -5/16/99                                5.17625%
Servicing Fee Percentage                                                                            2.0000%
Discount Percentage                                                                                 0.0000%
LIBOR Rate                                         4/15/99 -5/16/99                                4.92625%

I. RECEIVABLES IN THE TRUST
---------------------------

Beginning of the Period Principal Receivables           $1,594,847,651.51
Beginning of the Period Finance Charge Receivables         $19,878,490.67
Beginning of the Period Discounted Receivables                      $0.00
Beginning of the Period Total Receivables               $1,614,726,142.18

Removed Principal Receivables                                       $0.00
Removed Finance Charge Receivables                                  $0.00
Removed Total Receivables                                           $0.00

Additional Principal Receivables                                    $0.00
Additional Finance Charge Receivables                               $0.00
Additional Total Receivables                                        $0.00


End of Period Principal Receivables                     $1,583,321,180.87
End of Period Finance Charge Receivables                   $19,941,165.60
End of Period Discounted Receivables                                $0.00
End of Period Total Receivables                         $1,603,262,346.47

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------

Class A Initial Invested Amount                           $446,250,000.00
Class B Initial Invested Amount                            $26,250,000.00
Class C Initial Invested Amount                            $27,500,000.00
Total Initial Invested Amount                             $500,000,000.00

Class A Invested Amount                                   $446,250,000.00
Class B Invested Amount                                    $26,250,000.00
Class C Invested Amount                                    $27,500,000.00
Total Invested Amount                                     $500,000,000.00

Adjusted Investor Interest                                $500,000,000.00

Floating Allocation Percentage                                   31.3510%
Class A Floating Allocation Percentage                           89.2500%
Class B Floating Allocation Percentage                            5.2500%
Class C Floating Allocation Percentage                            5.5000%

Principal Allocation Percentage                                  31.3510%
Class A Principal Allocation Percentage                          89.2500%
Class B Principal Allocation Percentage                           5.2500%
Class C Principal Allocation Percentage                           5.5000%

Total Servicing Fee                                           $833,333.33

Investor Defaulted Amount                                   $1,732,788.85

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT
--------------------------------------------------------------------

Beginning Seller's Interest                                                                    $198,893,851.51
Ending Seller's Interest                                                                       $187,367,380.87
Required Seller's Interest                                                                      $80,418,608.47
Current Month Deposit into Excess Funding Account                                                        $0.00
Amount on deposit in Excess Funding Account                                                              $0.00

IV. PERFORMANCE SUMMARY
-----------------------

COLLECTIONS:
Collections of Principal Receivables                                                           $159,979,334.80
Collections of Finance Charge Receivables                                                       $19,878,490.67
Collections of Interchange                                                                         $617,777.34
       Servicer Interchange                                                                        $416,666.67
       Net Interchange                                                                             $201,110.67
Collections of Recoveries                                                                          $843,552.87
Total Finance Charge Collections                                                                $21,339,820.88
Total Payment Collections                                                                      $179,857,825.47
Total Collections                                                                              $181,319,155.68

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                    $14,907,996.75
          60 days delinquent                                                                     $8,960,986.70
          90 days delinquent                                                                     $6,310,007.62
          120 + days delinquent                                                                  $4,758,290.59

          Total 30 + days delinquent                                                             $34,937,281.66


Gross Charge-Offs during the month                                                                $5,527,068.45
Recoveries during the month                                                                         $843,552.87
Net Charge-Offs during the month                                                                  $4,683,515.58

Defaulted Amount (excluding recoveries)                                                           $5,527,068.45

                                                                # of Accounts                            Amount
                                                                -------------                            ------
Total amount/number of Accounts in Trust (at end of month)            997,260                 $1,603,262,346.47


V. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS
-----------------------------------------------------
Available Series 1995-1 Finance Charge Collections         $6,697,669.61

Class A Available Finance Charge Collections               $5,977,670.13

Class A Interest                                           $2,021,512.50
Class A Deficiency Amount                                          $0.00
Class A Additional Interest                                        $0.00
Class A Investor Defaulted Amount                          $1,546,514.05

Class A Servicing Fee [if Wachovia]                          $371,875.00
Accrued and Unpaid Class A Servicing Fee                           $0.00
Servicing Fee [if not Wachovia]                                    $0.00

Excess Spread Class A                                      $2,037,768.58

Class B Available Finance Charge Collections                 $351,627.65

Class B Interest                                             $121,362.50
Class B Deficiency Amount                                          $0.00
Class B Additional Interest                                        $0.00

Class B Servicing Fee [if Wachovia]                           $21,875.00
Accrued and Unpaid Class B Servicing Fee                           $0.00
Servicing Fee [if not Wachovia]                                    $0.00

Excess Spread Class B                                        $208,390.15

Class C Available Finance Charge Collections                 $368,371.83

Servicing Fee [if not Wachovia]                                    $0.00

Excess Spread Class C                                        $368,371.83

Total Excess Finance Charge Collections                    $2,614,530.56

Class A Required Amount                                            $0.00

Class A Investor Charge-off Reimbursement                          $0.00

Class B Required Amount                                            $0.00



Class C Interest                                             $130,197.22
Class C Deficiency Amount                                          $0.00
Class C Additional Interest                                        $0.00


Class C Accrued and unpaid collateral interest                                         $0.00

Class B Investor Defaulted Amount                                                 $90,971.41

Class C Servicing Fee [if Wachovia]                                               $22,916.67

Class C Investor Defaulted Amount                                                 $95,303.39

Class C Investor Charge-Off Reimbursement                                                 $0

Cash Collateral Requirement                                                               $0

Loan Agreement Interest Due                                                            $0.00

Deposit to Reserve Account

Shared Excess Finance Charge Collections                                        2,275,141.87

VI.  YIELD and BASE RATE
------------------------

Base Rate
---------
Base Rate (current month)                                                            7.4554%
Base Rate (prior month)                                                              7.2978%
Base Rate (2 months ago)                                                             6.6094%

3 Month Average Base Rate                                                            7.1209%

Portfolio Yield
---------------
Portfolio Yield (current month)                                                     12.9157%
Portfolio Yield (prior month)                                                       11.8751%
Portfolio Yield (2 months ago)                                                      11.7977%
3 Month Average Portfolio Yield                                                     12.1962%
Portfolio Adjusted Yield                                                             4.5753%

VII.  PORTFOLIO PERFORMANCE RATES
---------------------------------

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))      4.1075%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month )) 4.1587%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))  11.1386%
Gross Yield (annualized)                                                            17.0744%
Portfolio Yield (3 month average)                                                   12.1962%
Base Rate (3 month average)                                                          7.1209%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)   5.4603%

VIII.  PRINCIPAL COLLECTIONS
----------------------------

Class A Principal Allocation Percentage                                                                     89.2500%
Class A Monthly Principal                                                                            $44,763,384.19
Class B Principal Allocation Percentage                                                                      5.2500%
Class B Monthly Principal                                                                             $2,633,140.25
Class C Principal Allocation Percentage                                                                      5.5000%
Class C Monthly Principal                                                                             $2,758,527.88

Total Monthly Principal                                                                              $50,155,052.32

Reallocated Principal Collections                                                                             $0.00
Shared Principal Collections allocable from other Series                                                      $0.00

IX.  INVESTOR CHARGE-OFFS
-------------------------
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                                  $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                 $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                            $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                       $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                  $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                                 $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                            $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                       $0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                                                                  $0.00
Class C Investor Charge-Offs per $1,000 original certificate principal amount                                 $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs                                            $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                $0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                       $0.00

Current Month Required Draw Amount                                                                            $0.00


X.  AMORTIZATION
----------------

Current Monthly Amount deposited in Principal Funding Account                            $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month          $0.00
Current Month Accumulation Shortfall                                                     $0.00
Current Month Principal Funding Account Investment Proceeds                              $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account             $0.00
Cumulative Reserve Account Amount                                                        $0.00
Required Reserve Account Draw Amount                                                     $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account      $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                               $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                             $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                               $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                             $0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                                               $0.00
Class C Principal Payments per $1,000 original principal certificate amount
Total Class C Principal Paid                                                             $0.00

Principal Paid to Transferor Certficateholder                                            $0.00

                 The First National Bank of Atlanta, as Servicer
                               Date: May 10, 1999

                            By: Michael L. Scheuerman
                          Title: Senior Vice President


               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


         Listed below is the information which is required to be prepared with respect to the distribution date of May 17, 1999 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.     The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                                                   $0.00

         2.     The amount of the currently monthly
                distribution in respect of
                Class B Monthly Principal                                                           $0.00

         3.     The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                                                   $0.00

         4.     The amount of the currently monthly
                distribution in respect of
                Class A Monthly Interest                                                            $4.53

         5.     The amount of the currently monthly
                distribution in respect of
                Class A Deficiency Amounts                                                          $0.00

         6.     The amount of the currently monthly
                distribution in respect of
                Class A Additional Interest                                                         $0.00



         7.     The amount of the currently monthly
                distribution in respect of Class B                                                           $4.62
                Monthly Interest

         8.     The amount of the currently monthly
                distribution in respect of
                Class B Deficiency Amounts                                                                   $0.00

         9.     The amount of the currently monthly
                distribution in respect of
                Class B Additional Interest                                                                  $0.00

         10.    The amount of the currently monthly
                distribution in respect of Collateral Monthly Interest                                       $4.73

         11.    The amount of the currently monthly
                distribution in respect of
                any accrued and unpaid Collateral Monthly Interest                                           $0.00


E.       Information Regarding the Performance of the Trust
         --------------------------------------------------

         1.     Collection of Principal Receivables
                -----------------------------------

                (a)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class A Certificates                  $44,763,384.19

                (b)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class B Certificates                   $2,633,140.25


                (c)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which are allocated in respect of the Collateral Interest                     $2,758,527.88

         2.     Principal Receivables in the Trust
                ----------------------------------

                (a)    The aggregate amount of Principal Receivables in the
                       Trust as of the end of the day on the last day of the
                       related Monthly Period                                                    $1,583,321,180.87

                (b)    The amount of Principal Receivables in the Trust
                       represented by the Investor Interest of Series 1995-1 as
                       of the end of the day on the last day of the related
                       Monthly Period                                                              $500,000,000.00

                (c)    The amount of Principal Receivables in the Trust
                       represented by the Series 1995-1 Adjusted Investor
                       Interest as of the end of the day on the last day of
                       the related Monthly Period                                                  $500,000,000.00

                (d)    The amount of Principal Receivables in the Trust
                       represented by the Class A Investor Interest as of the
                       end of the day on the last day of the related Monthly
                       Period                                                                     $446,250,000.00

                (e)    The amount of Principal Receivables in the Trust
                       represented by the Class A Adjusted Investor Interest as
                       of the end of day on the last day of the related Monthly
                       Period                                                                     $446,250,000.00


                (f)    The amount of Principal Receivables in the Trust
                       represented by the Class B Investor Interest as of the
                       end of the day on the last day of the related Monthly
                       Period                                                               $26,250,000.00

                (g)    The amount of Principal Receivables in the Trust
                       represented by the Collateral Interest as of the end of
                       the date on the last day of the related Monthly Period               $27,500,000.00

                (h)    The Floating Investor Percentage with respect to the
                       related Monthly Period                                                     31.3510%

                (i)    The Class A Floating Allocation with respect to the
                       related Monthly Period                                                     89.2500%

                (j)    The Class B Floating Allocation with respect to the
                       related Monthly Period                                                      5.2500%

                (k)    The Collateral Floating Allocation with respect to the
                       related Monthly Period                                                      5.5000%

                (l)    The Fixed Investor Percentage with respect to the related
                       Monthly Period                                                             31.3510%

                (m)    The Class A Fixed Allocation with respect to the related
                       Monthly Period                                                             89.2500%

                (n)    The Class B Fixed Allocation with respect to the related
                       Monthly Period                                                              5.2500%


                (o)    The Collateral Fixed Allocation with respect to the
                       related Monthly Period                                                      5.5000%

         3.     Delinquent Balances
                -------------------

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                           Aggregate                          Percentage
                                                            Account                             of Total
                                                            Balance                          Receivables
                                                            -------                          -----------

                (a)    30 - 59 days:                          $14,907,996.75                     0.9299%
                                                             ----------------
                (b)    60 - 89 days:                           $8,960,986.70                     0.5589%
                                                             ----------------
                (c)    90 - or more days:                     $11,068,298.21                     0.6904%
                                                             ---------------
                                                Total:        $34,937,281.66                     2.1791%
                                                             ---------------

         4.     Investor Default Amount
                -----------------------

                (a)    The Aggregate Investor Default
                       Amount for the related Monthly
                       Period                                                              $1,732,788.85

                (b)    The Class A Investor Default
                       Amount for the related Monthly
                       Period                                                              $1,546,514.05

                (c)    The Class B Investor Default
                       Amount for the related Monthly
                       Period                                                                 $90,971.41

                (d)    The Collateral Default Amount
                       for the related Monthly Period                                         $95,303.39

         5.     Investor Charge Offs
                --------------------

                (a)    The aggregate amount of
                       Class A Investor Charge-Offs
                       for the related Monthly Period                                              $0.00

                (b)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (a) above per $1,000 of original Certificate
                       principal amount                                                             $0.00


                (c)    The aggregate amount of Class B Investor Charge-Offs for
                       the related Monthly Period                                                   $0.00

                (d)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (c) above per $1,000 of original certificate
                       principal amount                                                             $0.00

                (e)    The aggregate amount of Collateral Charge-Offs for the
                       related Monthly Period                                                       $0.00

                (f)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5 (e) above per $1,000 of original certificate
                       principal amount                                                             $0.00

                (g)    The aggregate amount of Class A Investor Charge-Offs
                       reimbursed on the Transfer Date immediately preceding
                       this Distribution Date                                                       $0.00

                (h)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (g) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                                 $0.00

                (i)    The aggregate amount of Class B Investor Charge-Offs
                       reimbursed on the Transfer Date immediately preceding
                       this Distribution Date                                                       $0.00

                (j)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (i) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                                 $0.00

                (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this
                       Distribution Date                                                            $0.00

                (l)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5(k) above per $1,000 original certificate principal
                       amount reimbursed on the Transfer Date immediately
                       preceding Distribution Date                                                  $0.00

         6.     Investor Servicing Fee
                -----------------------
                (a)    The amount of the Class A Servicing Fee payable by the
                       Trust to the Servicer for the related Monthly Period                   $371,875.00

                (b)    The amount of the Class B Servicing Fee payable by the
                       Trust to the Servicer for the related Monthly Period                    $21,875.00

                (c)    The amount of the Collateral Interest Servicing Fee
                       payable by the Trust to the Servicer for the related
                       Monthly Period                                                          $22,916.67

         7.     Reallocations
                -------------
                (a)    The amount of Reallocated Collateral Principal
                       Collections with respect to this Distribution Date                           $0.00


                (b)    The amount of Reallocated Class B Principal Collections
                       with respect to this Distribution Date                                     $0.00


                (c)    The Collateral Interest as of the close of business on
                       this Distribution Date                                            $27,500,000.00

                (d)    The Class B Investor Interest as of the close of business
                       on this Distribution Date                                         $26,250,000.00

         8.     Collection of Finance Charge Receivables
                ----------------------------------------
                (a)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class A
                       Certificate                                                        $5,977,670.13

                (b)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class B
                       Certificates                                                         $351,627.65

                (c)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Collateral
                       Interest                                                             $368,371.83

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in the Principal Funding
                       Account on the related Transfer Date                                       $0.00

                (b)    The Accumulation Shortfall with respect to the related
                       Monthly Period                                                             $0.00

                (c)    The Principal Funding Investment Proceeds deposited in
                       the Finance Charge Account on the related Transfer Date                    $0.00

                (d)    The amount of all or the portion of the Reserve Draw
                       Amount deposited in the Finance Charge Account on the
                       related Transfer Date from the Reserve Account                             $0.00

         10.    Reserve Draw Amount                                                               $0.00
                -------------------
         11.    Cash Collateral Account
                -----------------------
                (a)    The principal amount on deposit in the Cash Collateral
                       Account on the related Transfer Date (before giving
                       effect to any deposits or withdrawals                             $10,000,000.00

                (b)    The Required Draw Amount on the related Transfer Date                      $0.00

                (c)    The principal amount on deposit in the Cash Collateral
                       Account on the related Transfer Date (after giving effect
                       to any deposits or withdrawals)                                   $10,000,000.00

                (d)    The Required Cash Collateral Amount (after giving effect
                       to any deposits, withdrawals, or payments)                        $10,000,000.00

         12.    Available Funds
                ---------------

                (a)    The amount of Class A Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                $5,977,670.13

                (b)    The amount of Class B Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                  $351,627.65

                (c)    The amount of Collateral Available Funds on deposit in
                       the Finance Charge Account on the related Transfer Date              $368,371.83

         13.    Portfolio Yield
                ---------------

                (a)    The Portfolio Yield for the related Monthly Period                       12.9157%

                (b)    The Portfolio Adjusted Yield for the related Monthly
                       Period                                                                    4.5753%

F.       Floating Rate Determinations
         ----------------------------
         1.     LIBOR for the interest Period
                ending on this Distribution Date                                                4.92625%
                4/15/99 - 5/17/99

         The First National Bank
         of Atlanta
         Servicer
                                            By:______________________
                                                Name:  Michael L. Scheuerman
                                                Title:     Senior Vice President

                              WACHOVIA CORPORATION
                        WACHOVIA CREDIT CARD MASTER TRUST
                                  SERIES 1999-1
                          MONTHLY SERVICING CERTIFICATE


Pursuant to the Pooling and Servicing Agreement, dated as of October 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                                   Monthly Period:                                                     4/30/99
                                                   Transfer Date                                                       5/14/99
                                                   Distribution Date:                                                  5/17/99
                                                   Period                                                                    1
                                                        (Revolving =  0-48,
                                                        Controlled Accumulation = 49-60)
                                                   Libor Rate: 3/24 - 4/14/99                                         4.93719%
                                                   Applicable Julian Days                                                   22
                                                   Libor Rate: 4/15 - 5/16/99                                         4.92625%
                                                   Applicable Julian Days                                                   32
                                                   Coupon Period                                              3/24/99 -5/16/99



-----------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETERS

Class A Initial Invested Amount                                                                              $775,000,000.00
Class B Initial Invested Amount                                                                               $53,757,250.00
Class C Initial Invested Amount                                                                               $67,196,550.00
                                                                                               ------------------------------
Total Initial Invested Amount                                                                                $895,953,800.00



Prior Month's Spread Account Balance                                                                                   $0.00
Increase(Decrease) in Spread Account during the current period                                                         $0.00
                                                                                               ------------------------------
Amount on Deposit in Spread Account                                                                                    $0.00


Class A Certificate Rate                           3/24/99 - 4/14/99                                                5.08719%
Class A Certificate Rate                           4/15/99 - 5/16/99                                                5.07625%
Class B Certificate Rate                           3/24/99 - 4/14/99                                                5.33719%
Class B Certificate Rate                           4/15/99 - 5/16/99                                                5.32625%
Class C Certificate Rate                           3/24/99 - 4/14/99                                                5.98719%
Class C Certificate Rate                           4/15/99 - 5/16/99                                                5.97625%
Servicing Fee Percentage                                                                                             2.0000%
Discount Percentage                                                                                                  0.0000%

I. RECEIVABLES IN THE TRUST
---------------------------
Beginning of the Period Principal Receivables                                         $1,593,128,409.12
Beginning of the Period Finance Charge Receivables                                       $18,792,651.13
Beginning of the Period Discounted Receivables                                                    $0.00
Beginning of the Period Total Receivables                                             $1,611,921,060.25

Removed Principal Receivables                                                                     $0.00
Removed Finance Charge Receivables                                                                $0.00
Removed Total Receivables                                                                         $0.00

Additional Principal Receivables                                                                  $0.00
Additional Finance Charge Receivables                                                             $0.00
Additional Total Receivables                                                                      $0.00


End of Period Principal Receivables                                                   $1,583,321,180.87
End of Period Finance Charge Receivables                                                 $19,941,165.60
End of Period Discounted Receivables                                                              $0.00
End of Period Total Receivables                                                       $1,603,262,346.47

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------
Class A Initial Invested Amount                                                         $775,000,000.00
Class B Initial Invested Amount                                                          $53,757,250.00
Class C Initial Invested Amount                                                          $67,196,550.00
Total Initial Invested Amount                                                           $895,953,800.00

Class A Invested Amount                                                                 $775,000,000.00
Class B Invested Amount                                                                  $53,757,250.00
Class C Invested Amount                                                                  $67,196,550.00
Total Invested Amount                                                                   $895,953,800.00

Adjusted Investor Interest                                                              $895,953,800.00

Floating Allocation Percentage                                                                  56.2386%
Class A Floating Allocation Percentage                                                          86.5000%
Class B Floating Allocation Percentage                                                           6.0000%
Class C Floating Allocation Percentage                                                           7.5000%

Fixed Investor Percentage                                                                       56.2386%
Class A Fixed Allocation Percentage                                                             86.5000%
Class B Fixed Allocation Percentage                                                              6.0000%
Class C Fixed Allocation Percentage                                                              7.5000%

Total Servicing Fee                                                                       $1,841,682.82

Investor Defaulted Amount                                                                 $3,920,838.36

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT
--------------------------------------------------------------------
Beginning Seller's Interest                                                             $197,174,609.12
Ending Seller's Interest                                                                $187,367,380.87
Required Seller's Interest                                                               $80,418,608.47
Current Month Deposit into Excess Funding Account                                                 $0.00
Amount on deposit in Excess Funding Account                                                       $0.00

IV. PERFORMANCE SUMMARY
-----------------------
COLLECTIONS:
Collections of Principal Receivables                                                    $202,650,870.70
Collections of Finance Charge Receivables                                                $24,457,313.34
Collections of Interchange                                                                $1,364,414.03
       Servicer Interchange                                                                 $920,841.41
       Net Interchange                                                                      $443,572.62
Collections of Recoveries                                                                   $998,879.75
Total Finance Charge Collections                                                         $26,820,607.12
Total Payment Collections                                                               $227,108,184.04
Total Collections                                                                       $229,471,477.82

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                             $14,907,996.75
          60 days delinquent                                                              $8,960,986.70
          90 days delinquent                                                              $6,310,007.62
          120 + days delinquent                                                           $4,758,290.59

          Total 30 + days delinquent                                                     $34,937,281.66


Gross Charge-Offs during the month                                                        $6,971,786.91
Recoveries during the month                                                                 $998,879.75
Net Charge-Offs during the month                                                          $5,972,907.16

Defaulted Amount (excluding recoveries)                                                   $6,971,786.91

                                                                   # of Accounts                 Amount
                                                                   -------------                 ------
Total amount/number of Accounts in Trust (at end of month)               997,260      $1,603,262,346.47

V. AVAILABLE SERIES 1999-1 FINANCE CHARGE COLLECTIONS
-----------------------------------------------------
Available Series 1999-1 Finance Charge Collections                                       $14,759,790.20

Class A Available Finance Charge Collections                                             $12,767,217.91

Class A Interest                                                                          $5,906,321.93
Class A Deficiency Amount                                                                         $0.00
Class A Additional Interest                                                                       $0.00
Class A Investor Defaulted Amount                                                         $3,391,525.02

Class A Servicing Fee [if Wachovia]                                                         $796,527.78
Accrued and Unpaid Class A Servicing Fee                                                          $0.00
Servicing Fee [if not Wachovia]                                                                   $0.00

Excess Spread Class A                                                                     $2,672,843.18

Class B Available Finance Charge Collections                                                $885,587.77

Class B Interest                                                                            $429,846.22
Class B Deficiency Amount                                                                         $0.00
Class B Additional Interest                                                                       $0.00

Class B Servicing Fee [if Wachovia]                                                          $55,250.51
Accrued and Unpaid Class B Servicing Fee                                                          $0.00
Servicing Fee [if not Wachovia]                                                                   $0.00

Excess Spread Class B                                                                       $400,491.04

Class C Available Finance Charge Collections                                              $1,106,984.51

Servicing Fee [if not Wachovia]                                                                   $0.00

Excess Spread Class C                                                                     $1,106,984.51

Total Excess Finance Charge Collections                                                   $4,180,318.73

Class A Required Amount                                                                           $0.00

Class A Investor Charge-off Reimbursement                                                         $0.00

Class B Required Amount                                                                           $0.00



Class C Interest                                                                            $602,824.32
Class C Deficiency Amount                                                                         $0.00
Class C Additional Interest                                                                       $0.00

Class C Accrued and unpaid collateral interest                                                    $0.00

Class B Investor Defaulted Amount                                                           $235,250.40

Class C Servicing Fee [if Wachovia]                                                          $69,063.12

Class C Investor Defaulted Amount                                                           $294,062.94

Class C Investor Charge-Off Reimbursement                                                            $0

Deposit to Reserve Account

Shared Excess Finance Charge Collections                                                  $2,979,117.95

VI.  YIELD and BASE RATE
------------------------
Base Rate
----------
Base Rate (current month)                                                                        7.1632%
Base Rate (prior month-proforma)                                                                 7.3436%
Base Rate (2 months ago-proforma)                                                                6.6513%

3 Month Average Base Rate                                                                        7.0527%

Portfolio Yield
---------------
Portfolio Yield (current month)                                                                 12.7707%
Portfolio Yield (prior month)                                                                   11.8751%
Portfolio Yield (2 months ago)                                                                  11.7977%
3 Month Average Portfolio Yield                                                                 12.1478%
Portfolio Adjusted Yield                                                                         5.0951%

VII.  PORTFOLIO PERFORMANCE RATES
---------------------------------
Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                  4.2082%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month ))             4.2579%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))              11.4237%
Gross Yield (annualized)                                                                        17.0286%
Portfolio Yield (3 month average)                                                               12.1478%
Base Rate (3 month average-proforma)                                                             7.0527%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)               5.6075%

VIII.  PRINCIPAL COLLECTIONS
----------------------------
Class A Principal Allocation Percentage                                                         86.5000%
Class A Monthly Principal                                                                $98,582,401.70
Class B Principal Allocation Percentage                                                          6.0000%
Class B Monthly Principal                                                                 $6,838,088.79
Class C Principal Allocation Percentage                                                          7.5000%
Class C Monthly Principal                                                                 $8,547,609.40

Total Monthly Principal                                                                 $113,968,099.89

Reallocated Principal Collections                                                                 $0.00
Shared Principal Collections allocable from other Series                                          $0.00

IX.  INVESTOR CHARGE-OFFS
-------------------------
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                      $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                     $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                    $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                           $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                      $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                     $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                    $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                           $0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                                                      $0.00
Class C Investor Charge-Offs per $1,000 original certificate principal amount                     $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs                                $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                    $0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                           $0.00

X.  AMORTIZATION
----------------
Current Monthly Amount deposited in Principal Funding Account                                     $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month                   $0.00
Current Month Accumulation Shortfall                                                              $0.00
Current Month Principal Funding Account Investment Proceeds                                       $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account                      $0.00
Cumulative Reserve Account Amount                                                                 $0.00
Required Reserve Account Draw Amount                                                              $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account               $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                        $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                                      $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                        $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                                      $0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                                                        $0.00
Class C Principal Payments per $1,000 original principal certificate amount
Total Class C Principal Paid                                                                      $0.00

Principal Paid to Transferor Certficateholder                                                     $0.00


                              The First National Bank of Atlanta, as Servicer
                              Date:   May 10, 1999

                              By:    Michael L. Scheuerman
                              Title:    Senior Vice President

               MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


         Listed below is the information which is required to be prepared with respect to the distribution date of May 17, 1999 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
         -------------------------------------------------------------------------------------
         Original Certificate Principal Amount)
         -------------------------------------
         1.     The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                                                 $0.00

         2.     The amount of the currently monthly
                distribution in respect of
                Class B Monthly Principal                                                         $0.00

         3.     The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                                                 $0.00

         4.     The amount of the currently monthly
                distribution in respect of
                Class A Monthly Interest                                                          $7.62

         5.     The amount of the currently monthly
                distribution in respect of
                Class A Deficiency Amounts                                                        $0.00

         6.     The amount of the currently monthly
                distribution in respect of
                Class A Additional Interest                                                       $0.00

         7.     The amount of the currently monthly distribution in respect of
                Class B                                                                          $8.00
                Monthly Interest

         8.     The amount of the currently monthly distribution in respect of
                Class B Deficiency Amounts                                                        $0.00

         9.     The amount of the currently monthly distribution in respect of
                Class B Additional Interest                                                       $0.00

         10.    The amount of the currently monthly distribution in respect of
                Collateral Monthly Interest                                                       $8.97

         11.    The amount of the currently monthly distribution in respect of
                any accrued and unpaid Collateral Monthly Interest                                $0.00


E.       Information Regarding the Performance of the Trust
         --------------------------------------------------
         1.     Collection of Principal Receivables
                ------------------------------------
                (a)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class A
                       Certificates                                                      $98,582,401.70

                (b)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class B
                       Certificates                                                       $6,838,088.79

                (c)    The aggregate amount of Collections of Principal
                       Receivables processed during the related Monthly Period
                       which are allocated in respect of the Collateral Interest          $8,547,609.40

         2.     Principal Receivables in the Trust
                ----------------------------------

                (a)    The aggregate amount of Principal Receivables in the
                       Trust as of the end of the day on the last day of the
                       related Monthly Period                                         $1,583,321,180.87

                (b)    The amount of Principal Receivables in the Trust
                       represented by the Investor Interest of Series 1999-1 as
                       of the end of the day on the last day of the related
                       Monthly Period                                                   $895,953,800.00

                (c)    The amount of Principal Receivables in the Trust
                       represented by the Series 1999-1 Adjusted Investor
                       Interest as of the end of the day on the last day of the
                       related Monthly Period                                           $895,953,800.00

                (d)    The amount of Principal Receivables in the Trust
                       represented by the Class A Investor Interest as of the
                       end of the day on the last day of the related Monthly
                       Period                                                           $775,000,000.00

                (e)    The amount of Principal Receivables in the Trust
                       represented by the Class A Adjusted Investor Interest as
                       of the end of day on the last day of the related Monthly
                       Period                                                           $775,000,000.00

                (f)    The amount of Principal Receivables in the Trust
                       represented by the Class B Investor Interest as of the
                       end of the day on the last day of the related Monthly
                       Period                                                            $53,757,250.00

                (g)    The amount of Principal Receivables in the Trust
                       represented by the Collateral Interest as of the end of
                       the date on the last day of the related Monthly Period            $67,196,550.00

                (h)    The Floating Investor Percentage with respect to the
                       related Monthly Period                                                   56.2386%

                (i)    The Class A Floating Allocation with respect to the
                       related Monthly Period                                                   86.5000%

                (j)    The Class B Floating Allocation with respect to the
                       related Monthly Period                                                    6.0000%

                (k)    The Collateral Floating Allocation with respect to the
                       related Monthly Period                                                    7.5000%

                (l)    The Fixed Investor Percentage with respect to the related
                       Monthly Period                                                           56.2386%

                (m)    The Class A Fixed Allocation with respect to the related
                       Monthly Period                                                           86.5000%

                (n)    The Class B Fixed Allocation with respect to the related
                       Monthly Period                                                            6.0000%

                (o)    The Collateral Fixed Allocation with respect to the
                       related Monthly Period                                                    7.5000%

         3.     Delinquent Balances
                -------------------
                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                      Aggregate              Percentage
                                                                       Account                 of Total
                                                                       Balance              Receivables
                                                                       -------              -----------
                (a)    30 - 59 days:                             $14,907,996.75                  0.9299%
                                                                 --------------
                (b)    60 - 89 days:                              $8,960,986.70                  0.5589%
                                                                 --------------
                (c)    90 - or more days:                        $11,068,298.21                  0.6904%
                                                                 --------------
                                                Total:           $34,937,281.66                  2.1791%
                                                                 --------------
         4.     Investor Default Amount
                -----------------------
                (a)    The Aggregate Investor Default
                       Amount for the related Monthly
                       Period                                                             $3,920,838.36

                (b)    The Class A Investor Default
                       Amount for the related Monthly
                       Period                                                             $3,391,525.02

                (c)    The Class B Investor Default
                       Amount for the related Monthly
                       Period                                                               $235,250.40

                (d)    The Collateral Default Amount
                       for the related Monthly Period                                       $294,062.94

         5.     Investor Charge Offs

                (a)    The aggregate amount of
                       Class A Investor Charge-Offs
                       for the related Monthly Period                                             $0.00

                (b)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (a) above per $1,000 of original Certificate
                       principal amount                                                           $0.00


                (c)    The aggregate amount of Class B Investor Charge-Offs for
                       the related Monthly Period                                                 $0.00

                (d)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (c) above per $1,000 of original certificate
                       principal amount                                                           $0.00

                (e)    The aggregate amount of Collateral Charge-Offs for the
                       related Monthly Period                                                     $0.00

                (f)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5 (e) above per $1,000 of original certificate
                       principal amount                                                           $0.00

                (g)    The aggregate amount of Class A Investor Charge-Offs
                       reimbursed on the Transfer Date immediately
                       preceding this Distribution Date                                           $0.00

                (h)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (g) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                               $0.00

                (i)    The aggregate amount of Class B Investor Charge-Offs
                       reimbursed on the Transfer Date immediately
                       preceding this Distribution Date                                           $0.00


                (j)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (i) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date
                       immediately preceding this Distribution Date                               $0.00

                (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this
                       Distribution Date                                                          $0.00

                (l)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5(k) above per $1,000 original certificate principal
                       amount reimbursed on the Transfer Date immediately
                       preceding Distribution Date                                                $0.00

         6.     Investor Servicing Fee
                ----------------------
                (a)    The amount of the Class A Servicing Fee payable by the
                       Trust to the Servicer for the related Monthly Period                 $796,527.78

                (b)    The amount of the Class B Servicing Fee payable by the
                       Trust to the Servicer for the related Monthly Period                  $55,250.51

                (c)    The amount of the Collateral Interest Servicing Fee
                       payable by the Trust to the Servicer for the related
                       Monthly Period                                                        $69,063.12

         7.     Reallocations
                -------------
                (a)    The amount of Reallocated Collateral Principal
                       Collections with respect to this Distribution Date                         $0.00

                (b)    The amount of Reallocated Class B Principal Collections
                       with respect to this Distribution Date                                     $0.00


                (c)    The Collateral Interest as of the close of business on
                       this Distribution Date                                            $67,196,550.00

                (d)    The Class B Investor Interest as of the close of business
                       on this Distribution Date                                         $53,757,250.00

                8.     Collection of Finance Charge Receivables
                       ----------------------------------------

                (a)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class A
                       Certificate                                                       $12,767,217.91

                (b)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Class B
                       Certificates                                                         $885,587.77

                (c)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period
                       which were allocated in respect of the Collateral
                       Interest                                                           $1,106,984.51

         9.     Principal Funding Amount
                ------------------------

                (a)    The principal amount on deposit in the Principal Funding
                       Account on the related Transfer Date                                       $0.00
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
                (b)    The Accumulation Shortfall with respect to the related
                       Monthly Period                                                             $0.00

                (c)    The Principal Funding In- vestment Proceeds deposited in
                       the Finance Charge Account on the related Transfer Date                    $0.00

                (d)    The amount of all or the portion of the Reserve Draw
                       Amount deposited in the Finance Charge Account on the
                       related Transfer Date from the Reserve Account                             $0.00

         10.    Reserve Draw Amount                                                               $0.00
                -------------------

         11.    Available Funds
                ---------------

                (a)    The amount of Class A Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date               $12,767,217.91

                (b)    The amount of Class B Available Funds on deposit in the
                       Finance Charge Account on the related Transfer Date                  $885,587.77

                (c)    The amount of Collateral Available Funds on deposit in
                       the Finance Charge Account on the related Transfer Date            $1,106,984.51

         12.    Portfolio Yield
                ---------------

                (a)    The Portfolio Yield for the related Monthly Period                       12.7707%

                (b)    The Portfolio Adjusted Yield for the related Monthly
                       Period                                                                    5.0951%
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
F.       Floating Rate Determinations
         ----------------------------
         1.     LIBOR for the interest Period
                ending on this Distribution Date
                3/24 - 4/14/99                                                                  4.93719%
                4/15 -5/16/99                                                                   4.92625%

         The First National Bank
         of Atlanta
         Servicer
                                             By:______________________
                                                Name:  Michael L. Scheuerman
                                                Title:     Senior Vice President
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